UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(800) 823-5304

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	DFIN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Amended and Restated Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its Annual Meeting of Stockholders of Donnelley Financial Solutions, Inc. (the “Company”) held on May 17, 2023, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. A description of the Charter Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2023. The Charter Amendment became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on May 19, 2023 (the “Certificate of Amendment”).

The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 17, 2023.

(b) The following matters were voted upon at the Annual Meeting of Stockholders.

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Luis A. Aguilar, Richard L. Crandall, Charles D. Drucker, Juliet S. Ellis, Gary G. Greenfield, Jeffrey Jacobowitz, Daniel N. Leib, Lois M. Martin and Chandar Pattabhiram. The Inspectors of Election certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Aguilar	21,981,651	3,506,484	4,938	1,774,526
Crandall	24,110,950	1,367,181	14,942	1,774,526
Drucker	25,365,197	123,509	4,367	1,774,526
Ellis	24,910,780	567,813	14,480	1,774,526
Greenfield	25,322,699	123,485	46,889	1,774,526
Jacobowitz	25,061,548	426,906	4,619	1,774,526
Leib	25,373,464	115,162	4,447	1,774,526
Martin	25,374,406	114,681	3,986	1,774,526
Pattibhiram	25,392,047	85,974	15,052	1,774,526

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
24,691,709	493,554	307,810	1,774,526

3. The Stockholders voted for EVERY YEAR as the advisory resolution on the frequency of the Say-on-Pay advisory votes. . The Inspectors of Election certified the following vote tabulation:

EVERY YEAR	TWO YEARS	THREE YEARS	ABSTAIN
24,504,711	6,461	974,721	7,179

4. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2021. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
27,034,706	225,356	7,537	0

5. The Stockholders voted to approve the Donnelley Financial Solutions Employee Stock Purchase Plan and the accompanying share reserve. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
25,436,951	41,571	14,552	1,774,526

6. The Stockholders voted to approve the amendment of the Company’s Amended and Restated Certificate of Incorporation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
22,288,844	3,188,089	16,140	1,774,526

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Donnelley Financial Solutions, Inc., as filed on May 19, 2023 with the Secretary of State of the State of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: May 19, 2023	By:	/s/ Jennifer B. Reiners
Jennifer B. Reiners
Executive Vice President, General Counsel and Corporate Secretary